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                                                                    EXHIBIT 10.3


                AMENDMENT NO. 1 TO 93.5 TIME BROKERAGE AGREEMENT

                  Amendment No. 1 dated as of February 8, 2002 to the 93.5 Time Brokerage Agreement (the "Agreement") dated as of March 13, 2001 by and between SPANISH BROADCASTING SYSTEM SOUTHWEST, INC., a Delaware corporation, as Licensee ("SBS- SW") and INTERNATIONAL CHURCH OF THE FOURSQUARE GOSPEL, a California nonprofit religious corporation, as Broker ("ICFG").

                              W I T N E S S E T H:

                  WHEREAS, the parties wish to amend the Agreement.

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties intending to be legally bound, agree as follows:

                  1. Capitalized terms used herein but not defined shall have the meaning set forth in the Purchase Agreement (as defined below).

                  2. Section 1.2 is hereby amended in its entirety to read as follows:

                           "1.2 EFFECTIVE DATE; TERM. The effective date of this Agreement shall be the date of the signing of this Agreement as set forth above ("Effective Date"). It shall continue in force until the earlier to occur of
                           (a) a closing under the Asset Purchase Agreement dated as of November 2, 2000, as amended, (the "Purchase Agreement") and (b) September 1, 2002, unless extended by ICFG for an additional six month period. ICFG shall have the right to cancel at anytime upon thirty (30) days prior written notice. March 31, 2001 shall be the "Commencement Date".

                  3. Section 6.1(e) shall be deleted in its entirety.

                  4. Except as specifically amended hereby, the terms and conditions of the Purchase Agreement shall remain in full force and effect.








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                  IN WITNESS WHEREOF, the parties hereto have each caused this
Amendment to be duly executed as of the date first above written by their respective officers thereunto duly authorized.



                                      SPANISH BROADCASTING SYSTEM
                                      SOUTHWEST, INC.


                                       By: /s/ Raul Alarcon, Jr.
                                           ---------------------------------
                                           Raul Alarcon, Jr.
                                           Title: President and Chief
                                                  Executive Officer



                                       By: /s/ Joseph A. Garcia
                                           ---------------------------------
                                           Joseph A. Garcia
                                           Title: Executive Vice President



                                       INTERNATIONAL CHURCH OF THE
                                       FOURSQUARE GOSPEL



                                       By: /s/ Paul C. Risser
                                           ---------------------------------
                                           Name:  Paul C. Risser
                                           Title: President



                                       By: /s/ Brent Morgan
                                           ---------------------------------
                                           Name:  Brent Morgan
                                           Title: Treasurer













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